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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934


                Date of Report (Date of earliest event reported)

                                  July 1, 2002


                          CORTEX PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        0-17951                        33-0303583
-------------------------------  --------------------------  -------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S Employer Identification No.)
        incorporation)

              15241 Barranca Parkway
               Irvine, California                               92618
----------------------------------------------------  --------------------------
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (949) 727-3157
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

        Attached to this report as Exhibit 99.1 is the press release issued by Cortex Pharmaceuticals, Inc. dated July 1, 2002 relating to Shire Pharmaceuticals Group plc's election not to exercise its option to develop certain of Cortex's technology and compounds for the treatment of Attention Deficit Hyperactivity Disorder, which press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

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
                      Exhibit Description                                        Exhibit
                                                                                 -------
                                                                                 Number
                                                                                 ------
 Press Release dated July 1, 2002                                                 99.1

 Transcript of conference call held July 1, 2002 at 1:30 p.m., Pacific Daylight
 Time.                                                                            99.2
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Item 9. Regulation FD Disclosure.

        The information provided in connection with Item 9 of this report is being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with General Instruction
B.2 of Form 8-K, the information provided in connection with Item 9 of this report shall not be deemed to be "filed" for purposes of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information set forth in connection with Item 9 of this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

        Cortex Pharmaceuticals, Inc. held a conference call on Monday, July 1, 2002, at 1:30 p.m., Pacific Daylight Time to discuss issues and answer questions regarding Shire Pharmaceuticals Group plc's election not to exercise its option to develop certain of Cortex's technology and compounds for the treatment of Attention Deficit Hyperactivity Disorder. A copy of the transcript from this conference call is attached to this report as Exhibit 99.2 and is incorporated herein by reference. An audio replay of the conference call will be available through July 12, 2002 by calling (800) 642-1687 or (706) 645-9291.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CORTEX PHARMACEUTICALS, INC.


Date:  July 2, 2002                 By:    /s/ Maria S. Messinger
                                        ----------------------------------------
                                        Maria S. Messinger
                                        Vice President, Chief Financial Officer
                                        and Corporate Secretary

                                        3

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                                  EXHIBIT INDEX

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
  Exhibit                                                                 Sequential
  Number                           Description                             Page No.
------------------------------------------------------------------------------------
  99.1    Press Release dated July 1, 2002                                    5

  99.2    Transcript of conference call held July 1, 2002 at 1:30 p.m.,       8
          Pacific Daylight Time.
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